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                                                                  EXHIBIT (e)(4)

SERVICE REQUEST

PLATINUM

Investor(R) III

AMERICAN GENERAL LIFE

PLATINUM INVESTOR III -- FIXED OPTION
     .    Division 301 - AGL Declared Fixed Interest Account

PLATINUM INVESTOR III -- VARIABLE DIVISIONS
AIM Variable Insurance Funds
     .    Division 424 - AIM V.I. Core Equity
     .    Division 260 - AIM V.I. International Growth
The Alger American Fund
     .    Division 314 - Alger American Leveraged AllCap
     .    Division 313 - Alger American MidCap Growth
American Century Variable Portfolios, Inc.
     .    Division 262 - VP Value
Credit Suisse Trust
     .    Division 300 - Small Cap Core I
Dreyfus Investment Portfolios
     .    Division 273 - MidCap Stock
Dreyfus Variable Investment Fund
     .    Division 272 - Developing Leaders
     .    Division 271 - Quality Bond
Fidelity Variable Insurance Products
     .    Division 277 - VIP Asset Manager
     .    Division 276 - VIP Contrafund
     .    Division 274 - VIP Equity-Income
     .    Division 425 - VIP Freedom 2020
     .    Division 426 - VIP Freedom 2025
     .    Division 427 - VIP Freedom 2030
     .    Division 275 - VIP Growth
     .    Division 308 - VIP Mid Cap
Franklin Templeton Variable Insurance Products Trust
     .    Division 309 - VIP Franklin Small
                         Cap Value Securities
     .    Division 302 - VIP Franklin U.S. Government
     .    Division 303 - VIP Mutual Shares Securities
     .    Division 304 - VIP Templeton Foreign Securities
Goldman Sachs Variable Insurance Trust
     .    Division 421 - Goldman Sachs Capital Growth
Janus Aspen Series
     .    Division 278 - International Growth
     .    Division 280 - Mid Cap Growth
     .    Division 279 - Worldwide Growth
J.P. Morgan Series Trust II
     .    Division 312 - JPMorgan Mid Cap Value
     .    Division 281 - JPMorgan Small Company
MFS Variable Insurance Trust
     .    Division 284 - MFS VIT Core Equity
     .    Division 282 - MFS VIT Emerging Growth
     .    Division 285 - MFS VIT New Discovery
     .    Division 283 - MFS VIT Research
Neuberger Berman Advisers Management Trust
     .    Division 286 - AMT Mid-Cap Growth
Oppenheimer Variable Account Funds
     .    Division 310 - Oppenheimer Balanced
     .    Division 311 - Oppenheimer Global Securities
PIMCO Variable Insurance Trust
     .    Division 429 - PIMCO VIT CommodityRealReturn Strategy
     .    Division 288 - PIMCO VIT Real Return
     .    Division 287 - PIMCO VIT Short-Term
     .    Division 289 - PIMCO VIT Total Return
Pioneer Variable Contracts Trust
     .    Division 422 - Pioneer Fund VCT
     .    Division 423 - Pioneer Growth Opportunities VCT
     .    Division 428 - Pioneer Mid Cap Value VCT
Putnam Variable Trust
     .    Division 290 - Putnam VT Diversified Income
     .    Division 291 - Putnam VT Growth and Income
     .    Division 292 - Putnam VT Int'l Growth and Income
SunAmerica Series Trust
     .    Division 307 - ST Aggressive Growth
     .    Division 306 - ST Balanced
The Universal Institutional Funds, Inc.
     .    Division 295 - Equity Growth
     .    Division 296 - High Yield
VALIC Company I
     .    Division 263 - International Equities
     .    Division 264 - Mid Cap Index
     .    Division 265 - Money Market I
     .    Division 266 - Nasdaq-100 Index
     .    Division 269 - Science & Technology
     .    Division 268 - Small Cap Index
     .    Division 267 - Stock Index
Van Kampen Life Investment Trust
     .    Division 305 - LIT Growth and Income
Vanguard Variable Insurance Fund
     .    Division 297 - VIF High Yield Bond
     .    Division 298 - VIF REIT Index

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                                                                                                             Variable Universal Life
                                                                                                           Insurance Service Request
[LOGO of AIG(R)  AMERICAN GENERAL]                                                              Complete and return this request to:
American General Life Insurance Company ("AGL")                                                   Variable Universal Life Operations
A member company of American International Group, Inc.                                         PO Box 4880 . Houston, TX. 77210-4880
                                                                                            (800) 340-2765 or Hearing Impaired (TDD)
                                                                                                (888) 436-5258 . Fax: (713) 620-6653

[_] POLICY             1.  POLICY #:________________________________________ Insured:_______________________________________________
    IDENTIFICATION
COMPLETE THIS SECTION      Address:__________________________________________________________________________ New Address (yes) (no)
FOR ALL REQUESTS.          Primary Owner (If other than an insured): _______________________________________________________________
                           Address: __________________________________________________________________________New Address (yes) (no)
                           Primary Owner's S.S. No. or Tax I.D. No. ___________ Phone Number:(  )____-______________________________
                           Joint Owner (If applicable): ____________________________________________________________________________
                           Address: _________________________________________________________________________ New Address (yes) (no)

[_] NAME CHANGE        2.  Change Name Of: (Circle One)  Insured  Owner  Payor  Beneficiary

Complete this section      Change Name From: (First, Middle, Last)             Change Name To: (First, Middle, Last)
if the name of one of
the Insured, Owner,        __________________________________________________  _____________________________________________________
Payor or Beneficiary
has changed. (Please       Reason for Change: (Circle One)  Marriage  Divorce  Correction  Other (Attach copy of legal proof)
note, this does not
change the Insured,
Owner, Payor or
Beneficiary
designation).

[_] CHANGE IN          3.  INVESTMENT DIVISION                       PREM % DED %  INVESTMENT DIVISION                  PREM % DED %
    ALLOCATION             (301) AGL Declared Fixed Interest Account ______ _____  Neuberger Berman Advisers Management Trust
    PERCENTAGES            AIM Variable Insurance Funds                            (286) AMT Mid-Cap Growth             ______ _____
                           (424) AIM V.I. Core Equity*               ______ _____  Oppenheimer Variable Account Funds
Use this section to        (260) AIM V.I. International Growth       ______ _____  (310) Oppenheimer Balanced           ______ _____
indicate how               The Alger American Fund                                 (311) Oppenheimer Global Securities  ______ _____
premiums or monthly        (314) Alger American Leveraged AllCap     ______ _____  PIMCO Variable Insurance Trust
deductions are to be       (313) Alger American MidCap Growth        ______ _____  (429) PIMCO VIT
allocated. Total           American Century Variable Portfolios, Inc.                    CommodityRealReturn Strategy   ______ _____
allocation in each         (262) VP Value                            ______ _____  (288) PIMCO VIT Real Return          ______ _____
column must equal          Credit Suisse Trust                                     (287) PIMCO VIT Short-Term           ______ _____
100%; whole numbers        (300) Small Cap Core I                    ______ _____  (289) PIMCO VIT Total Return         ______ _____
only.                      Dreyfus Investment Portfolios                           Pioneer Variable Contracts Trust
                           (273) MidCap Stock*                       ______ _____  (422) Pioneer Fund VCT**             ______ _____
* These investment         Dreyfus Variable Investment Fund                        (423) Pioneer Growth Opportunities
options are available      (272) Developing Leaders*                 ______ _____        VCT**                          ______ _____
only for owners whose      (271) Quality Bond*                       ______ _____  (428) Pioneer Mid Cap Value VCT      ______ _____
policies were              Fidelity Variable Insurance Products                    Putnam Variable Trust
effective before           (277) VIP Asset Manager                   ______ _____  (290) Putnam VT Diversified Income   ______ _____
5/1/06.                    (276) VIP Contrafund                      ______ _____  (291) Putnam VT Growth and Income*   ______ _____
                           (274) VIP Equity-Income                   ______ _____  (292) Putnam VT Int'l Growth and     ______ _____
** These investment        (425) VIP Freedom 2020                    ______ _____        Income
options are available      (426) VIP Freedom 2025                    ______ _____  SunAmerica Series Trust
only for owners who        (427) VIP Freedom 2030                    ______ _____  (307) ST Aggressive Growth           ______ _____
had Accumulation           (275) VIP Growth                          ______ _____  (306) ST Balanced                    ______ _____
Value invested             (308) VIP Mid Cap                         ______ _____  The Universal Institutional Funds, Inc.
in such fund or            Franklin Templeton Variable Insurance Products Trust    (295) Equity Growth*                 ______ _____
portfolio on               (309) VIP Franklin Small Cap Value                      (296) High Yield*                    ______ _____
12/10/04.                        Securities                          ______ _____  VALIC Company I
                           (302) VIP Franklin U.S. Government        ______ _____  (263) International Equities         ______ _____
*** These investment       (303) VIP Mutual Shares Securities        ______ _____  (264) Mid Cap Index                  ______ _____
options are not            (304) VIP Templeton Foreign Securities    ______ _____  (265) Money Market I                 ______ _____
available for any          Goldman Sachs Variable Insurance Trust                  (266) Nasdaq-100 Index               ______ _____
purpose except to          (421) Goldman Sachs Capital Growth***       NA   _____  (269) Science & Technology           ______ _____
transfer Accumulation      Janus Aspen Series                                      (268) Small Cap Index                ______ _____
Value to other             (278) International Growth                ______ _____  (267) Stock Index                    ______ _____
investment options.        (280) Mid Cap Growth                      ______ _____  Van Kampen Life Investment Trust
                           (279) Worldwide Growth*                   ______ _____  (305) LIT Growth and Income          ______ _____
                           J.P. Morgan Series Trust II                             Vanguard Variable Insurance Fund
                           (312) JPMorgan Mid Cap Value***             NA   _____  (297) VIF High Yield Bond            ______ _____
                           (281) JPMorgan Small Company              ______ _____  (298) VIF REIT Index                 ______ _____
                           MFS Variable Insurance Trust                            Other: ____________________________  ______ _____
                           (284) MFS VIT Core Equity*                ______ _____                                        100%  100%
                           (282) MFS VIT Emerging Growth*            ______ _____
                           (285) MFS VIT New Discovery               ______ _____
                           (283) MFS VIT Research                    ______ _____
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[_] MODE OF PREMIUM    4. Indicate frequency and premium amount desired: $______ Annual $_____ Semi-Annual $______________ Quarterly
    PAYMENT/BILLING
    METHOD CHANGE                                                        $______ Monthly (Bank Draft Only)

Use this section to       Indicate billing method desired: ____ Direct Bill _____ Pre-Authorized Bank Draft
change the billing                                                                (attach a Bank Draft Authorization Form
frequency and/or                                                                  and "Void" Check)
method of premium
payment. Note,            Start Date: ________/ _________/ __________
however, that AGL
will not bill you on
a direct monthly
basis. Refer to your
policy and its
related prospectus
for further
information
concerning minimum
premiums and billing
options.

[_] LOST POLICY        5. I/we hereby certify that the policy of insurance for the listed policy
    CERTIFICATE           has been ____ LOST ______ DESTROYED __________ OTHER.

Complete this             Unless I/we have directed cancellation of the policy, I/we request that a:
section if applying
for a Certificate of              __________ Certificate of Insurance at no charge
Insurance or
duplicate policy to               __________ Full duplicate policy at a charge of $25
replace a lost or
misplaced policy. If      be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate
a full duplicate          policy to AGL for cancellation.
policy is being
requested, a check
or money order for
$25 payable to AGL
must be submitted
with this request.

[_] DOLLAR COST        6. Day of the month for transfers _________________________ (Chose a day of the month between 1-28)
    AVERAGING (DCA)       Frequency of transfers:__________ Monthly _________ Quarterly _________ Semi-Annually __________ Annually
    ($5,000 MINIMUM       DCA to be made from the following investment option: ____________________________________________________
    BEGINNING             Transfer: $___________________________________ ($100 minimum, whole dollars only)
    ACCUMULATION
    VALUE)

An amount can be          AIM Variable Insurance Funds                            Neuberger Berman Advisers Management Trust
systematically            (424) AIM V.I. Core Equity*                $__________  (286) AMT Mid-Cap Growth                $________
transferred from any      (260) AIM V.I. International Growth        $__________  Oppenheimer Variable Account Funds
one investment            The Alger American Fund                                 (310) Oppenheimer Balanced              $________
option and directed       (314) Alger American Leveraged AllCap      $__________  (311) Oppenheimer Global Securities     $________
to one or more of         (313) Alger American MidCap Growth         $__________  PIMCO Variable Insurance Trust
the investment            American Century Variable Portfolios, Inc.              (429) PIMCO VIT
options below. The        (262) VP Value                             $__________        CommodityRealReturn Strategy      $________
AGL Declared Fixed        Credit Suisse Trust                                     (288) PIMCO VIT Real Return             $________
Interest Account is       (300) Small Cap Core I                     $__________  (287) PIMCO VIT Short-Term              $________
not available for         Dreyfus Investment Portfolios                           (289) PIMCO VIT Total Return            $________
DCA. Please refer to      (273) MidCap Stock*                        $__________  Pioneer Variable Contracts Trust
the prospectus for        Dreyfus Variable Investment Fund                        (422) Pioneer Fund VCT**                $________
more information on       (272) Developing Leaders*                  $__________  (423) Pioneer Growth Opportunities
the DCA option.           (271) Quality Bond*                        $__________        VCT**                             $________
                          Fidelity Variable Insurance Products                    (428) Pioneer Mid Cap Value VCT         $________
NOTE: DCA is not          (277) VIP Asset Manager                    $__________  Putnam Variable Trust
available if the          (276) VIP Contrafund                       $__________  (290) Putnam VT Diversified Income      $________
Automatic                 (274) VIP Equity-Income                    $__________  (291) Putnam VT Growth and Income*      $________
Rebalancing option        (425) VIP Freedom 2020                     $__________  (292) Putnam VT Int'l Growth and Income $________
has been chosen.          (426) VIP Freedom 2025                     $__________  SunAmerica Series Trust
                          (427) VIP Freedom 2030                     $__________  (307) ST Aggressive Growth              $________
* These investment        (275) VIP Growth                           $__________  (306) ST Balanced                       $________
options are               (308) VIP Mid Cap                          $__________  The Universal Institutional Funds, Inc.
available only for        Franklin Templeton Variable Insurance Products Trust    (295) Equity Growth*                    $________
owners whose              (309) VIP Franklin Small Cap                            (296) High Yield*                       $________
policies were                   Value Securities                     $__________  VALIC Company I
effective before          (302) VIP Franklin U.S. Government         $__________  (263) International Equities            $________
5/1/06.                   (303) VIP Mutual Shares Securities         $__________  (264) Mid Cap Index                     $________
                          (304) VIP Templeton Foreign Securities     $__________  (265) Money Market I                    $________
** These investment       Janus Aspen Series                                      (266) Nasdaq-100 Index                  $________
options are               (278) International Growth                 $__________  (269) Science & Technology              $________
available only for        (280) Mid Cap Growth                       $__________  (268) Small Cap Index                   $________
owners who had            (279) Worldwide Growth*                    $__________  (267) Stock Index                       $________
Accumulation Value        J.P . Morgan Series Trust II                            Van Kampen Life Investment Trust
invested in such          (281) JPMorgan Small Company               $__________  (305) LIT Growth and Income             $________
fund or portfolio on      MFS Variable Insurance Trust                            Vanguard Variable Insurance Fund
12/10/04.                 (284) MFS VIT Core Equity*                 $__________  (297) VIF High Yield Bond               $________
                          (282) MFS VIT Emerging Growth*             $__________  (298) VIF REIT Index                    $________
                          (285) MFS VIT New Discovery                $__________  Other: _______________________________  $________
                          (283) MFS VIT Research                     $__________

                          __________ INITIAL HERE TO REVOKE DCA ELECTION.
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[_] AUTOMATIC           7. Indicate frequency:_____ Quarterly _____ Semi-Annually _____ Annually
    REBALANCING
                                           (Division Name or Number)                            (Division Name or Number)
($5,000 minimum
accumulation value) Use    ______% :________________________________________   _____% :_____________________________________________
this section to apply
for or make changes to     ______% :________________________________________   _____% :_____________________________________________
Automatic Rebalancing
of the variable            ______% :________________________________________   _____% :_____________________________________________
divisions. Please refer
to the prospectus for      ______% :________________________________________   _____% :_____________________________________________
more information on the
Automatic Rebalancing      ______% :________________________________________   _____% :_____________________________________________
Option.
                           ______% :________________________________________   _____% :_____________________________________________
Note: Automatic
Rebalancing is not         ______% :________________________________________   _____% :_____________________________________________
available if the
Dollar Cost                ______% :________________________________________   _____% :_____________________________________________
Averaging option has
been chosen.               ______% :________________________________________   _____% :_____________________________________________

See investment option      ______% :________________________________________   _____% :_____________________________________________
restrictions in Box 3
above.
                           __________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.

[_] AUTHORIZATION FOR   8. I ( or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or e-service
    TRANSACTIONS           instructions, if elected, to transfer values among the Variable Divisions and AGL Declared Fixed Interest
                           Account and to change allocations for future premium payments and monthly deductions.

Complete this section      Initial the designation you prefer:
if you are applying for
or revoking current        ______ Policy Owner(s) only -- If Joint Owners, either one acting independently.
telephone or e-service
privileges.                ______ Policy Owner(s) or Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

                           AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus.
                           This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

                           __________ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
                           __________ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

[_] CORRECT AGE         9. Name of Insured for whom this correction is submitted: ____________________________________________

Use this section to
correct the age of any
person covered under
this policy. Proof of      Correct DOB: _____/_____/_____
the correct date of
birth must accompany
this request.

[_] TRANSFER OF        10.
    ACCUMULATED VALUES                                      (Division Name or Number)      (Division Name or Number)

Use this section if you    Transfer $_____ or _____% from ____________________________ to ____________________________.
want to transfer money
between divisions. The     Transfer $_____ or _____% from ____________________________ to ____________________________.
minimum amount for
transfers is $500.00.      Transfer $_____ or _____% from ____________________________ to ____________________________.
Withdrawals from the
AGL Declared Fixed         Transfer $_____ or _____% from ____________________________ to ____________________________.
Interest Account to a
Variable Division may      Transfer $_____ or _____% from ____________________________ to ____________________________.
only be made within the
60 days after a policy     Transfer $_____ or _____% from ____________________________ to ____________________________.
anniversary. See
transfer limitations       Transfer $_____ or _____% from ____________________________ to ____________________________.
outlined in prospectus.
If a transfer causes       Transfer $_____ or _____% from ____________________________ to ____________________________.
the balance in any
division to drop below     Transfer $_____ or _____% from ____________________________ to ____________________________.
$500, AGL reserves the
right to transfer the      Transfer $_____ or _____% from ____________________________ to ____________________________.
remaining balance.
Amounts to be
transferred should
be indicated in dollar
or percentage amounts,
maintaining consistency
throughout.

See investment option
restrictions in Box 3
above.
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[_] REQUEST FOR        11.  ________ I request a partial surrender of $________ or ________% of the net cash surrender value.
    PARTIAL
    SURRENDER/              ________ I request a loan in the amount of $________.
    POLICY LOAN
                            ________ I request the maximum loan amount available from my policy.
Use this section to
apply for a partial         Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
surrender from or           percentages in effect, if available; otherwise they are taken pro-rata from the AGL Declared
policy loan against         Fixed Interest Account and Variable Divisions in use.
policy values. For             ______________________________________________________________________________________________
detailed information
concerning these two           ______________________________________________________________________________________________
options please refer
to your policy and             ______________________________________________________________________________________________
its related
prospectus. If
applying for a
partial surrender,
be sure to complete
the Notice of
Withholding section
of this Service
Request in addition
to this section.

[_] NOTICE OF          12.  The taxable portion of the distribution you receive from your variable universal life insurance policy
    WITHHOLDING             is subject to federal income tax withholding unless you elect not to have withholding apply.
                            Withholding of state income tax may also be required by your state of residence. You may elect not to
Complete this               have withholding apply by checking the appropriate box below. If you elect not to have withholding
section if you have         apply to your distribution or if you do not have enough income tax withheld, you may be responsible for
applied for a               payment of estimated tax. You may incur penalties under the estimated tax rules, if your withholding
partial surrender in        and estimated tax are not sufficient.
Section 11.
                            Check one: ______ I do want income tax withheld from this distribution.

                                       ______ I do not want income tax withheld from this distribution.

                            If no election is made, we are REQUIRED to withhold Federal Income Tax (if applicable).

[_] AFFIRMATION/       13.  CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this form is my
    SIGNATURE               correct taxpayer identification number and; (2) that I am not subject to backup withholding under
                            Section 3406(a)(1)(c) of the Internal Revenue Code.
Complete this
section for ALL             The Internal Revenue Service does not require your consent to any provision of this document other than
requests.                   the certification required to avoid backup withholding.

                            Dated at _____________________ this _______ day of _____________________________, ________________.
                                     (City, State)

                            X                                                 X
                            ----------------------------------------------    -----------------------------------------------
                              SIGNATURE OF OWNER                                SIGNATURE OF WITNESS

                            X                                                 X
                            ----------------------------------------------    -----------------------------------------------
                              SIGNATURE OF JOINT OWNER                          SIGNATURE OF WITNESS

                            X                                                 X
                            ----------------------------------------------    -----------------------------------------------
                              SIGNATURE OF ASSIGNEE                             SIGNATURE OF WITNESS
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